UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2022
U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)
Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 297-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Executive Officers.

Effective March 14, 2022, the Compensation Committee of the Board of Directors (the “Committee” as the term “Committee” is defined in Section 1.8 of the U. S. Physical Therapy, Inc. 2003 Stock Incentive Plan (as amended) (the “2003 Plan”)) approved and adopted the following incentive plans, effective March 14, 2022, for the Senior Management which includes Mr. Christopher Reading, Chief Executive Officer ("CEO") , Mr. Carey Hendrickson, Chief Financial Officer (“CFO”), Mr. Eric Williams, Chief Operating Officer - East ("COO East"), Mr. Graham Reeve, Chief Operating Officer – West (“COO West”), and Mr. Rick Binstein, Executive Vice President, General Counsel and Secretary (“EVP”), hereinafter collectively referred to as “Executives”.

•	Objective Long-Term Incentive Plan for Senior Management for 2022
•	Discretionary Long-Term Incentive Plan for Senior Management for 2022
•	Objective Cash/RSA Bonus Plan for Senior Management for 2022
•	Discretionary Cash/RSA Bonus Plan for Senior Management for 2022

The above plans are included as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report. The discussions set forth below are qualified in their entirety by reference to such exhibits.

Objective Long- Term Incentive Plan for Senior Management for 2022 ("Objective LTIP"). Under this Objective LTIP, Executives have an opportunity to receive Restricted Stock Awards (“RSAs”) under the 2003 Plan, to be granted by the Committee in the first quarter of 2023. The Executive must be employed by USPH or its affiliates from the Effective Date through the date of the grant to receive an RSA. All RSAs shall be granted subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Committee in its sole discretion. RSAs that are granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2023 and ending January 1, 2027, subject to acceleration of vesting in the Committee’s sole discretion and based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive’s employment agreement with U.S. Physical Therapy, Inc. (“USPH”).  The maximum amount of RSAs that may be granted under this Objective LTIP, based upon the achievement of the performance goals as detailed in the Objective LTIP, is the 2022 USPH consolidated after-tax operating results, a non-Generally Accepted Accounting Principles measure, which equals consolidated after-tax net income (i) before charges/credits for changes in Redeemable Non-Controlling interests and any other extraordinary items, and (ii) after the compensation expense required to be reported in 2022 related to this and all other management incentive plans are as follows: CEO = 10,000 shares; CFO = 3,750 shares; COO West = 5,000 shares; COO East = 5,000 shares; and EVP = 3,750 shares. For a complete description of the Objective LTIP refer to Exhibit 99.1, which plan is incorporated herein by reference.

Discretionary Long-Term Incentive Plan for Senior Management for 2022 (“Discretionary LTIP").  Any RSAs granted under this program shall be granted under the 2003 Plan in the first quarter of 2022 after the Committee determines the amount, if any, of the RSAs to be granted to each Executive. In addition, RSAs shall be granted only if the Executive remains employed by USPH (or its affiliates) continuously from the Effective Date through the date of the grant of the RSA. All RSAs shall be granted in writing and subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Committee in its sole discretion. RSAs that are granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2023 and ending January 1, 2027, subject to acceleration of vesting based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive’s employment agreement with USPH.  Executives who will have an opportunity to be granted RSAs under this Discretionary LTIP shall be the CEO, CFO, COO West, COO East and EVP. The following shall be the maximum amount of shares that may be awarded under this program to each specified participant: CEO = up to 10,000 shares; CFO = up to 3,750 shares; COO West = up to 5,000 shares; COO East = up to 5,000 shares, and EVP = up to 3,750 shares. For a complete description of the Discretionary LTIP refer to Exhibit 99.2, which plan is incorporated herein by reference.

Objective Cash/RSA Bonus Plan for Senior Management for 2022 ("Objective Cash/RSA Bonus Plan) Under this Objective Bonus Plan, Executives have an opportunity to receive either a “Cash Bonus” Award or to be granted RSAs having a value at the time of the Award of up to a specified percentage of the Executive’s annual base salary for 2022 (“Base”) as Performance Awards under the 2003 Plan. The Committee will, in its sole discretion, determine the amount and type of award to be made in the first quarter of 2023. No Executive will be entitled to any type of award or have a legally binding right to an award until the Committee, in its sole discretion, determines an award will be made, the amount and the type of award to be made.  No Executive will be entitled to elect between the Cash Bonus and RSA.  Before any Cash Bonus is made or an RSA is awarded under this Objective Bonus Plan, the Committee shall certify in writing that the performance goals have been obtained.  Any Cash Bonus award made hereunder shall be paid in a lump-sum amount, and any RSA granted, in each case no later than March 15, 2023. The Executive must be continuously employed by USPH or its affiliates from the Effective Date through December 31, 2022 to receive the Cash Bonus or an RSA. The Executives of USPH eligible for this Objective Bonus Plan are the CEO, CFO, COO West, COO East, and EVP.  Based on 2022 USPH consolidated after-tax operating results, a non-Generally Accepted Accounting Principles measure, which equals consolidated after-tax net income (i) before charges/credits for changes in Redeemable Non-Controlling interests, and any other extraordinary items, and (ii) after the compensation expense required to be reported in 2022 related to this and all other management incentive plans. The 2022 base annual salaries of the Executives as set by Committee are: CEO - $927,000; CFO - $463,500; COO West - $584,100; COO East - $467,010; and EVP  - $340,000. For a complete description of the Objective Cash/RSA Bonus Plan refer to Exhibit 99.3, which plan is incorporated herein by reference.

Discretionary Cash/RSA Bonus Plan for Senior Management for 2022 ("Discretionary Bonus Plan"). The purpose of the Discretionary Bonus Plan, is to retain and incentivize the Executive Officers of USPH by providing an annual bonus opportunity to the Executives to reward them when certain individual and corporate subjective performance measures are achieved.  Executives of USPH who “Participants” in this Discretionary Bonus Plan are the CEO, CFO, COO West, COO East, and EVP. In addition to awards under any other plan or program at USPH for which such Executives are eligible and not in lieu thereof, each Participant in this Discretionary Bonus Plan has the potential to be awarded a “Subjective Bonus” in an amount of up to 50% of the Participant’s Base, pursuant to the subjective criteria as set forth below. The Subjective Bonus shall be made as either a “Cash Bonus” Award or a Restricted Stock Award (“RSA”), as determined in the sole discretion of the Committee.  The Committee shall have the sole discretion to determine the amount and type of award (whether a Cash Bonus Award or an RSA) will be made.  No Participant shall be entitled to a Subjective Bonus and shall have no legally binding right to a Subjective Bonus until the Committee determines the amount and type of award to be made.  The Executive must be continuously employed by USPH or its affiliates from the Effective Date through December 31, 2022 to receive the Cash Bonus or an RSA. No Participant will be entitled to elect any type of award to be made.  For a complete description of the Discretionary Cash/RSA Bonus Plan refer to Exhibit 99.4, which plan is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1*	U. S. Physical Therapy, Inc. Objective Long-Term Incentive Plan for Senior Management for 2022, effective March 14, 2022.

99.2*	U. S. Physical Therapy, Inc. Discretionary Long-Term Incentive Plan for Senior Management for 2022, effective March 14, 2022.

99.3*	U. S. Physical Therapy, Inc. Objective Cash/RSA Bonus Plan for Senior Management for 2022, effective March 14, 2022.

99.4*	U. S. Physical Therapy, Inc. Discretionary Cash/RSA Bonus Plan for Senior Management for 2022, effective March 14, 2022.

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
U.S. PHYSICAL THERAPY, INC.

Dated: March 18, 2022	By:	/s/ Carey Hendrickson
Carey Hendrickson
Chief Financial Officer
(duly authorized officer)